Income Taxes	12 Months Ended
Dec. 31, 2021
Income Taxes
Income Taxes

Note 14. Income Taxes

Income (loss) before provision for income taxes consisted of the following (in thousands):

	Year ended December 31,
	2021	2020	2019
Federal	$(32,706)	$(162,876)	$(98,833)
Foreign	418	170	(864)
Loss before provision for income taxes	$(32,288)	$(162,706)	$(99,697)

The Company recorded a tax provision of $0.12 million and $0.04 million for the years ended December 31, 2021 and 2020, respectively, due to foreign income and return to provision adjustments. Due to the Company’s loss position domestically, the Company has not recorded a significant federal tax provision for the years ended December 31, 2021 and 2020. Due to the Company’s overall loss position, the Company has not recorded a tax provision for the year ended December 31, 2019.

A reconciliation of the Company’s statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year ended December 31,
(In Thousands)	2021	2020	2019
Income at US statutory rate	21.00%	21.00%	21.00%
State taxes, net of federal benefit	15.42%	3.18%	3.30%
Permanent differences	(0.94)%	(0.70)%	(0.44)%
Stock compensation	(10.10)%	0.00%	0.00%
Change in fair value of warrants	104.78%	0.00%	0.00%
Tax credits	12.51%	0.86%	1.32%
Foreign rate differential	0.01%	0.00%	(0.01)%
Valuation allowance	(142.86)%	(24.35)%	(25.04)%
Other	(0.20)%	(0.01)%	(0.13)%
	(0.38)%	(0.02)%	(0.00)%

Net deferred tax assets as of December 31, 2021 and 2020 consisted of the following (in thousands):

	Year ended December 31,
(In Thousands)	2021	2020
Deferred tax assets
Net operating loss carryforwards	$122,279	$83,058
Tax credits	10,620	6,582
Stock compensation	4,752	4,088
Accruals and reserves	7,929	7,293
Lease liability	7,063	—
Depreciation	102	—
Other	1,889	853
Total deferred tax assets	$154,634	$101,874
Valuation allowance	(148,785)	(101,773)
Total deferred tax assets	$5,849	$101
Deferred tax liabilities
Right-of-use asset	(5,849)	—
Depreciation	—	(101)
Net deferred tax assets	$—	$—

As of December 31, 2021 and 2020, the Company has federal net operating loss (“NOL”) carryforwards of approximately $494.8 million and $330.2 million, respectively. As of December 31, 2021 and 2020, the Company has state NOL carryforwards of approximately $323.8 million and $232.1 million, respectively. Of the $494.8 million of federal NOL carryforwards, $73.7 million will begin to expire at various dates in 2031 and $421.1 million may be carried forward indefinitely. The state NOL carryforwards begin to expire in 2031. As of December 31, 2021, the Company also had federal and state tax credits of $9.2 million and $1.8 million, which begin to expire in 2032 and 2022, respectively.

Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2021 and 2020, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2021 and 2020.

The utilization of NOLs and tax credit carryforwards to offset future taxable income may be subject to an annual limitation as a result of ownership changes that have occurred previously or may occur in the future. Under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, (“IRC”), a corporation that undergoes an ownership change may be subject to limitations on its ability to utilize its pre-change NOLs and other tax attributes otherwise available to offset future taxable income and/or tax liability. An ownership change is defined as a cumulative change of 50% or more in the ownership positions of certain stockholders during a rolling three-year period. The Company has completed a formal study through September 30, 2021 to determine if any ownership changes within the meaning of IRC Section 382 and 383 have occurred. As a result of the study, it was determined the Company experienced an ownership change on February 12, 2021; however, the limitation from the ownership change will not result in any of the NOLs or tax credits expiring unutilized.

The Company’s valuation allowance increased by $47.0 million and $39.6 million for the years ended December 31, 2021 and 2020, respectively, due primarily to the generation of net operating losses.

The calculation of our tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations for both federal taxes and the many states in which the Company operates or does business. ASC 740-10 states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits.

The Company records uncertain tax positions as liabilities in accordance with ASC 740-10 and adjusts these liabilities when the Company’s judgment changes as a result of the evaluation of new information not previously available. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the Company’s current estimate of the unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. As of December 31, 2021 and 2020, the Company has not recorded any uncertain tax positions in its financial statements.

The Company recognizes interest and penalties related to unrecognized tax benefits on the income tax expense line in the accompanying consolidated statements of operations and comprehensive loss as required. As of December 31, 2021 and 2020, there were no significant accrued interest or penalties.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state and foreign jurisdictions, where applicable. There are currently no pending tax examinations. The Company’s tax years are still open under statute from December 31, 2017 to the present. Federal and state net operating losses are subject to review by taxing authorities in the year utilized.